Exhibit 10.16

OMNIBUS AMENDMENT TO
AMENDED AND RESTATED Note PURCHASE AGREEMENT and Secured Promissory notes

This Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes (this “Amendment”) is made and entered into effective as of October 23, 2025, by and among Gloo Holdings, LLC, a Delaware limited liability company (the “Company”), and the Purchasers.

RECITALS

Whereas, the Company and the Purchasers are parties to that certain Amended and Restated Note Purchase Agreement, dated as of June 23, 2025, as amended on September 5, 2025 (the “Agreement”), by and among the Company and the Purchasers named therein;

Whereas, all capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Agreement;

Whereas, the Company and the Required Purchasers (defined below) desire to amend the Agreement to provide for the automatic conversion of the Notes issued in any Subsequent Closing, including any Notes issued on the Effective Date that were issued in exchange for any Notes issued prior to the Effective Date pursuant to the Existing Agreement, immediately prior to the closing of the initial public offering of the Class A common stock of Gloo Holdings, Inc., a Delaware corporation, and to provide for the other amendments as set forth herein;

Whereas, the Company and the Purchasers desire to amend the Notes to exclude from the definition of “Corporate Transaction” any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in each case, undertaken in connection with such initial public offering, and to provide for the other amendments as set forth herein;

Whereas, pursuant to Section 7.7 of the Agreement, this amendment of the Agreement and of the Notes issued thereunder is an Act of the Purchasers and requires the written consent of both (i) Purchasers (or their respective successors or assigns) holding, collectively, a majority of the outstanding and unpaid principal amount owing under all Notes outstanding as of the date hereof and (ii) Purchasers (or their respective successors or assigns) who are not as of the date hereof Related Persons of the Company who, collectively, hold a majority of the outstanding and unpaid principal amount owing under all Notes held by such Purchasers outstanding as of the date hereof ((i) and (ii) collectively the “Required Purchasers”); and

Whereas, together, the parties hereto constitute the Company and Required Purchasers sufficient to amend the Agreement and the Notes, and to bind all parties thereto.

AGREEMENT

Now Therefore, in consideration of the foregoing recitals and the mutual terms and conditions contained herein and in the Agreement and in the Notes, and other good and valuable consideration, the receipt and sufficiency of which the parties hereto hereby acknowledge, the parties hereto agree as follows:

1.
Amendment of Agreement.
(a)
The Agreement is hereby amended by adding a new Section 2.6 in its entirety as follows:

“2.6 Automatic Conversion upon Initial Public Offering of Gloo Holdings, Inc.

(a) With respect to any Notes issued at a Subsequent Closing, including any Notes issued on the Effective Date that were issued in exchange for any Notes issued prior to the Effective Date pursuant to the Existing Agreement (each, a “Convertible Note”) (but, for the avoidance of doubt, not with respect to any Notes issued pursuant to the Existing Agreement prior to the Effective Date that were not exchanged on the Effective Date), immediately prior to the closing of the sale of shares of Class A common stock of Gloo Holdings, Inc. to the public in a firm-commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Gloo Holdings IPO”), the outstanding principal of each Convertible Note and any unpaid accrued interest thereunder shall automatically convert in whole without any further action by any Purchaser of such Convertible Note into shares of Class B Common Stock, par value $0.001 per share, of Gloo Holdings, Inc. (“Class B Common Stock”) at a per share conversion price equal to the lesser of (i) 80% of the per share price to the public in the Gloo Holdings IPO and (ii) $30.00 (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Class B Common Stock), in each case, rounded down to the nearest whole share.

(b) In connection with any conversion of a Convertible Note into Class B Common Stock, the Purchaser of such Convertible Note shall surrender such Convertible Note to the Company and deliver to the Company any documentation reasonably required by the Company (including any lockup agreement executed by members of the Company or Gloo Holdings Inc. stockholders in connection with the Gloo Holdings IPO). The Company shall not be required to issue or deliver the Class B Common Stock into which such Convertible Note may convert until the Purchaser thereof has surrendered such Convertible Note to the Company and delivered to the Company any such documentation. Upon the conversion of such Convertible Note into Class B Common Stock pursuant to the terms hereof, in lieu of any fractional shares to which the Purchaser of such Convertible Note would otherwise be entitled, the Company shall pay such Purchaser cash equal to such fraction multiplied by the price at which such Convertible Note converts.

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(b)
The Agreement is hereby amended by adding a new Section 2.7 in its entirety as follows:

“2.7 Legends. All certificates issued upon conversion of the Convertible Notes will bear and be subject to legends in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAW OR, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION. NO OPINION OF COUNSEL SHALL BE REQUIRED IF THE TRANSFER IS TO AN AFFILIATE OF HOLDER, PROVIDED THAT ANY SUCH TRANSFEREE IS AN “ACCREDITED INVESTOR” AS DEFINED IN REGULATION D PROMULGATED UNDER THE ACT.

2.
Amendment of Notes. Each Note is hereby amended by deleting Sections 2 and 5(a) thereof in their entirety and replacing them with the following respective provisions:
(a)
2. Corporate Transaction. Other than with respect to (x) a Qualified IPO or (y) a consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in each case, undertaken in connection with the Gloo Holdings IPO, in the event that (i) the Company enters into an agreement pertaining to or consummates (in each case, including by way of a division or plan of division under Delaware law or any comparable event under a different jurisdiction’s laws) (a) a sale, lease or other disposition of all or substantially all of its assets or (b) a consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the equity holders of the Company immediately prior to such consolidation, merger or reorganization own less than 50% of the voting power of the surviving entity immediately after such consolidation, merger or reorganization or, if the surviving or resulting entity is a wholly owned subsidiary of another entity immediately following such merger or consolidation, the parent entity of such surviving or resulting entity (each such event being referred to herein as a “Corporate Transaction”), and (ii) the Note has not been paid in full, then, before any distribution or payment is made to the holders of equity securities of the Company, the Required Purchasers may require that the Company pay to Holder an amount equal to the principal balance of the Note then outstanding, plus unpaid accrued interest thereon through the date of such Corporate Transaction.

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(b)
5. Miscellaneous.

(a) Successors and Assigns. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Notwithstanding the foregoing, neither the Company or the Holder may, assign, exchange or transfer, by operation of law or otherwise, their respective rights or obligations under this Note (whether voluntarily or involuntarily), provided, however, that (x) the Holder’s rights or obligations under this Note may be sold, assigned, exchanged or transferred (i) by will or intestacy from the Holder to the Holder’s immediate family members, to a trust for the benefit of the Holder or the Holder’s immediate family members or to a limited partnership, the partners of which are the Holder’s immediate family members, (ii) from the Holder, if an entity, to the Holder’s equity owners; (iii) to an affiliate (including affiliate funds), a shareholder, partner (or retired partner) or member (or retired member) of such Holder, or transfers by gift, will or intestate succession to any spouse or lineal descendants or ancestors; (iv) to Pearl Street Trust or any of its affiliates (including, without limitation, Scott Beck); and (v) with the express written consent of the Company and (y) the Company’s rights or obligations under this Note may be sold, assigned, exchanged or transferred to Gloo Holdings, Inc. without the consent of any Holder; provided, that in each case the transferee agrees in writing to be subject to the terms of this Note to the same extent as if such transferee were the Holder or the Company hereunder, as applicable. Any sale, assignment, exchange or transfer of this Note by the Company or the Holder in contravention of this Section 5(a) shall be void and ineffectual ab initio.

3.
AMENDMENT OF FORM OF NOTE. Exhibit B of the Agreement is hereby amended and restated in its entirety and shall be replaced with the Form of Secured Promissory Note in substantially the form attached hereto as Exhibit A, which Form of Secured Promissory Note gives effect to the changes set forth in Section 2 above.
4.
Miscellaneous.

(a) Except as amended by this Amendment, the Agreement and the Notes shall remain in full force and effect in all respects. Additionally, the Agreement and the Notes, as referenced in any other document that the parties to the Agreement have executed, shall mean the Agreement and the Notes as amended by this Amendment.

(b) Each of the parties hereto hereby consents to this Amendment and hereby acknowledges that the Agreement and Notes remain in full force and effect and are hereby ratified and reaffirmed. Except as expressly set forth herein, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of any party, constitute a waiver of any provision of the Agreement or the Notes or serve to effect a novation of any obligation thereunder.

(c) This Amendment may be executed in any number of counterparts, each and all of which will be deemed an original and all of which together will constitute but one and the same instrument. The facsimile or electronic signature of any party to this Amendment (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law, e.g., www.docusign.com) or a PDF copy of the signature of any party to this Amendment delivered by electronic mail for purposes of execution or otherwise, is to be considered to have the same binding effect as the delivery of an original

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signature on an original contract. Any party that delivers an executed counterpart signature page by electronic image scan transmission in .pdf shall, upon the request of a party, promptly thereafter deliver a manually executed counterpart signature page to such party; provided, however, that the failure to do so will not affect the validity, enforceability, or binding effect of this Amendment.

(d) This Amendment shall be governed by and construed under the laws of the State of Colorado in all respects as such laws are applied to agreements among Colorado residents entered into and performed entirely within Colorado, without giving effect to conflict of law principles thereof.

[Signature Pages Follow]

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In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

COMPANY:

Gloo Holdings, LLC

By: /s/ Scott Beck

Name: Scott Beck

Title: President & Chief Executive Officer

Address: 831 Pearl St.

Boulder, Colorado 80302

ACKNOWLEDGED AND AGREED:

Gloo Holdings, Inc.

By: /s/ Scott Beck

Name: Scott Beck

Title: President & Chief Executive Officer

Address: 831 Pearl St.

Boulder, Colorado 80302

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

1607 Holdings, LLC

By: /s/ Scott Cahill, Jr.

Name: Scott Cahill, Jr.

Title: Manager

Date of Signature: October 22, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

210, LLC

By: /s/ Lincoln McIlravy

Name: Lincoln McIlravy

Title: Manager

Date of Signature: October 22, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

AFHL Investments, LLC

By: /s/ Clayton Underwood

Name: Clayton Underwood

Title: Authorized Representative

Date of Signature: October 23, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Andrew M. Aran

By: /s/ Andrew M. Aran

Date of Signature: October 22, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Augustine AG Pool III, LLC

A Colorado Limited Liability Company

By: Avodah Group, LLC, Manager

By: /s/ Jesse McDowell

Name: Jesse McDowell

Title: Authorized Representative

Date of Signature: October 21, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

FMAB Partners, LP

By: /s/ Jack D. Furst

Name: Jack D. Furst

Title: President of JAJO, LLC, the General Partner of FMAB Partners, LP

Date of Signature: October 22, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Jane White 2011 Irrevocable Trust

By: /s/ Wallace L. Hall, Jr.

Name: Wallace L. Hall, Jr.

Title: Manager

Date of Signature: October 21, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Beloved in Christ Foundation

By: /s/ Donna Wilcox

Name: Donna Wilcox

Title: Executive Director, Secretary & Treasurer

Date of Signature: October 23, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Biblica Ministries Foundation

By: /s/ Bruce Trowbridge

Name: Bruce Trowbridge

Title: CFO

Date of Signature: October 21, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Bubba Saulsbury 2018 GST Trust

By: /s/ Shane Louder

Name: Shane Louder

Title: Trustee

Date of Signature: October 22, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Carey N. and Toni C. Nieuwhof

By: /s/ Carey N. Nieuwhof

Name: Carey N. Nieuwhof

Date of Signature: October 22, 2025

By: /s/ Toni C. Nieuwhof

Name: Toni C. Nieuwhof

Date of Signature: October 22, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Cary Brown Foundation

By: /s/ Christopher Start

Name: Christopher Start

Title: Treasurer

Date of Signature: October 21, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Casas Joint Living Trust

By: /s/ Craig Groeschel

Name: Craig Groeschel

Title: Trustee

Date of Signature: October 21, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Christian Financial Resources, Inc.

By: /s/ Darren R. Key

Name: Darren R. Key

Title: CEO

Date of Signature: October 21, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Ciaran Lawler

By: /s/ Ciaran Lawler

Date of Signature: October 28, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Clearview Family Foundation

By: /s/ Terrence M. Mullen

Name: Terrence M. Mullen

Title: Trustee

Date of Signature: October 21, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

David C. & Melissa R. Fischer (Joint Tenants)

By: /s/ David C. Fischer

Name: David C. Fischer

Date of Signature: October 23, 2025

By: /s/ Melissa R. Fischer

Name: Melissa R. Fischer

Date of Signature: October 23, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Dianne Zugg 2018 GST Trust

By: /s/ Shane Louder

Name: Shane Louder

Title: Trustee

Date of Signature: October 22, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Doll Family Foundation

By: /s/ Robert C. Doll

Name: Robert C. Doll

Title: Secretary

Date of Signature: October 22, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Erik & Kristine Olson (JTWROS)

By: /s/ Erik Olson

Name: Erik Olson

Date of Signature: October 24, 2025

By: /s/ Kristine Olson

Name: Kristine Olson

Date of Signature: October 21, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Festus & Helen Stacy Foundation II

Trustee: Festus & Helen Stacy Foundation, Inc.

By: /s/ Brett Stepelton

Name: Brett Stepelton

Title: V.P. of Operations

Date of Signature: October 22, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Flourish Holdings, Inc.

By: /s/ Matthew S. Johnson

Name: Matthew S. Johnson

Title: President

Date of Signature: October 28, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

GLI Ventures, LP

By: /s/ Donna Wilcox

Name: Donna Wilcox

Title: Vice President & Director

Date of Signature: October 23, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

HeadinNHealin, LLC

By: /s/ Shane Doan

Name: Shane Doan

Title: Member

Date of Signature: October 21, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Impact Investing Charitable Trust

By: /s/ Aimee Minnich

Name: Aimee Minnich

Title: General Counsel for the Trustee, Impact Investing Charitable Foundation, Inc.

Date of Signature: October 24, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Jane McConnell 2017 Irrevocable Trust

By: /s/ John G. Harding

Name: John G. Harding

Title: Trustee (Sole Serving)

Date of Signature: October 24, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Jeff A. Montgomery

By: /s/ Jeff A. Montgomery

Date of Signature: October 22, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Jeffrey D. Heyman 2012 Irrevocable Trust

By: /s/ John G. Harding

Name: John G. Harding

Title: Trustee (Sole Serving)

Date of Signature: October 24, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Jeffrey Dorn Heyman 2009 GRAT Continuing Trust

By: /s/ John G. Harding

Name: John G. Harding

Title: Trustee (Sole Serving)

Date of Signature: October 24, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

John D. Platillero and Mitzi A. Platillero Joint Revocable Living Trust

By: /s/ John D. Platillero

Name: John D. Platillero

Title: Trustee

Date of Signature: October 21, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

John G. Tofilon 2008 Trust and Charlotte M. Tofilon 2008 Trust, joint Tenants In Common

By: /s/ John G. Tofilon

Name: John G. Tofilon

Title: Co-Trustee

Date of Signature: October 21, 2025

By: /s/ Charlotte M. Tofilon

Name: Charlotte M. Tofilon

Title: Co-Trustee

Date of Signature: October 21, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

John L. Stanley 2019 Trust U/A DTD 03/11/13

By: /s/ John L. Stanley

Name: John L. Stanley

Title: Trustee

Date of Signature: October 21, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

JSD Family Investments, LLLP

By: /s/ John Dalsheim

Name: John Dalsheim

Title: Partner

Date of Signature: October 21, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Keith Johnson

By: /s/ Keith Johnson

Date of Signature: October 21, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Kent Lubrication Centers, Ltd.

By: /s/ William Kent

Name: William Kent

Title: Chairman/CEO

Date of Signature: October 22, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Kerry Wilson Sernel

By: /s/ Kerry Wilson Sernel

Date of Signature: October 28, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Mark Saulsbury

By: /s/ Mark Saulsbury

Date of Signature: October 21, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Matthew Saulsbury 2018 GST Trust

By: /s/ Shane Louder

Name: Shane Louder

Title: Trustee

Date of Signature: October 22, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Patrick & Linda Gelsinger Trust UAD 7/29/17

By: /s/ Patrick P. Gelsinger

Name: Patrick P. Gelsinger

Title: Trustee

Date of Signature: October 21, 2025

By: /s/ Linda Gelsinger

Name: Linda Gelsinger

Title: Trustee

Date of Signature: October 21, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Pearl Street Trust

By: /s/ Scott Beck

Name: Scott Beck

Title: Trustee

Date of Signature: October 21, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Phillip W. Cook

By: /s/ Phillip W. Cook

Date of Signature: October 21, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Riverbridge Partners LLC 401(k) Plan fbo Mark A. Thompson

By: /s/ Mark A. Thompson

Name: Mark A. Thompson

Title: Trustee

Date of Signature: October 28, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Robert O. Naegele III Revocable Trust

By: /s/ Robert O. Naegele III

Name: Robert O. Naegele III

Title: Trustee

Date of Signature: October 21, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Ron L. Braund

By: /s/ Ron L. Braund

Date of Signature: October 28, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Scott and Joanie Cahill (TIC)

By: /s/ Scott Cahill

Name: Scott Cahill

Date of Signature: October 22, 2025

By: /s/ Joanie Cahill

Name: Joanie Cahill

Date of Signature: October 23, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Scott Barrett

By: /s/ Scott Barrett

Date of Signature: October 21, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Scott Helbing

By: Scott Helbing

Date of Signature: October 21, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Sean D. Stepelton Irrevocable Wealth Trust

By: /s/ Sean D. Stepelton

Name: Sean D. Stepelton

Title: Trustee

Date of Signature: October 22, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Summit Fund, LLC

By: /s/ Christopher Bragg

Name: Christopher Bragg

Title: Manager

Date of Signature: October 21, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Terry Lynn Leprino Revocable Trust 13

By: /s/ Terry Leprino

Name: Terry Leprino

Title: Trustee

Date of Signature: October 22, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

The 1440 Foundation

By: /s/ Scott Kriens

Name: Scott Kriens

Title: Director

Date of Signature: October 21, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Thomas J. Vande Guchte Revocable Trust

By: /s/ Thomas J. Vande Guchte

Name: Thomas J. Vande Guchte

Title: Trustee

Date of Signature: October 21, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

WC Gloo Fund, LLC

By: /s/ Norwood Davis

Name: Norwood Davis

Title: Manager

Date of Signature: October 24, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

William B. Kent

By: /s/ William B. Kent

Date of Signature: October 22, 2025

Signature Page to
the Amendment

In Witness Whereof, the parties hereto have executed this Omnibus Amendment to Amended and Restated Note Purchase Agreement, as Amended, and Secured Promissory Notes as of the date set forth in the first paragraph hereof.

Requisite Purchasers:

Harold W. Rowe

By: /s/ Harold W. Rowe

Date of Signature: October 21, 2025

Signature Page to
the Amendment

EXHIBIT A

Form of Secured Promissory Note

THIS SECURED PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND HAS NOT BEEN REGISTERED UNDER ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION OF THIS NOTE MAY BE EFFECTED EXCEPT IN COMPLIANCE WITH RULE 144 UNDER THE SECURITIES ACT OR AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

GLOO HOLDINGS, LLC

SECURED PROMISSORY NOTE

$_______________.00 [_________ __], 2025

FOR VALUE RECEIVED, Gloo Holdings, LLC, a Delaware limited liability company (the “Company”), unconditionally promises to pay to the order of _______________ or [his, her or its] permitted assigns (the “Holder”) the principal sum of $___________.00 together with all accrued and unpaid interest (the “Outstanding Loan Amount”) as set forth in this Secured Promissory Note (the “Note”). Interest shall commence upon receipt of proceeds and shall continue on the outstanding principal balance hereof until paid in full. The principal balance of this Note together with the accrued interest thereon shall be due and payable on the dates and in the manner set forth below.

This Note is one of the secured promissory notes (collectively, the “Notes”) referred to in, and is executed and delivered in connection with, that certain Amended and Restated Note Purchase Agreement, dated as of June 23, 2025 (as the same may from time to time be amended, modified or supplemented or restated, the “Purchase Agreement”) executed by the Company and the purchasers named therein, including the Holder (the “Purchasers”). Additional rights and obligations of the Holder are set forth in the Purchase Agreement. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

1. Maturity; Extensions; Payments; Prepayment; Waiver of Presentment.

(a) Maturity Date. At any time on or after April 23, 2027 (the “Maturity Date”), if this Note has not been paid in full, the Holder may elect to either (i) demand, upon thirty (30) days’ written notice to the Company, payment of the entire outstanding principal balance of this Note together with all accrued and unpaid interest thereon or (ii) continue to hold the Note and interest shall continue to accrue on the unpaid principal balance hereof until such time when this Note is paid in full.

(b) Payments. Interest on the Outstanding Loan Amount shall accrue from the date hereof until the Notes are repaid in full at an interest rate per annum equal to 1-Month SOFR plus 8.00% (the “Accrual Rate”), accruing on a daily basis. For purposes hereof, “1-Month SOFR” shall be the greater of (i) 1% and (ii) the forward-looking term rate for a 1-month term based on the secured overnight financing rate on the first business day of each calendar quarter, that has been selected or recommended by the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto (and as published on any publicly available source or website that Holder may select in its discretion). Such interest shall be paid quarterly in arrears (each such date, an “Interest Payment Date”), as follows: (a) in cash to the Holder (“Cash Interest”) at a fixed rate of 8.00% per annum (the “Cash Interest Rate”), and (b) by increasing the outstanding principal amount of this Note by an amount (the “PIK Interest”) equal to the difference between (i) interest accruing at the Accrual Rate and (ii) interest accruing at the Cash Pay Interest Rate for such quarterly period. Any interest due on an Interest Payment Date that is not paid by the Company as Cash Interest on such Interest Payment Date shall be deemed paid as PIK Interest with no further action required on the part of the Company. Following an increase in the Outstanding Loan Amount as a result of PIK Interest, this Note shall bear interest on such increased Outstanding Loan Amount from and after the date of such Interest Payment Date. Any payment of interest due and payable on an Interest Payment Date that is not a business day shall be due and payable on the first business day occurring after such Interest Payment Date and interest shall continue to accrue on the principal amount of this Note until, and shall be due and payable on, such business day. Company shall pay the principal of and the accrued and unpaid interest on the Note in cash in full on the Maturity Date, or such later date when the obligations of this Note become due and payable pursuant to Section 1(a) above. All payments of principal and interest (for the avoidance of doubt, as and when payable in cash) shall be in lawful money of the United States of America and shall be payable at the address of the Holder set forth herein, unless another place of payment shall be specified in writing by the Holder. All cash payments with respect to this Note shall be applied first to any fees or expenses due to the Holder arising hereunder, second to accrued Cash Interest (including any interest that accrues after the commencement of a proceeding by or against the Company under Title 11 of the United States Code), and third to the outstanding principal balance hereof (including any principal resulting from PIK Interest). If any payment on this Note becomes due on a Saturday, Sunday or a public holiday under the laws of the State of Delaware, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest in connection with such payment.

(c) Prepayment. This Note may be prepaid, in whole or in part, by the Company at any time prior to the Maturity Date and from time to time without the consent of the Holder and without penalty provided that, prior to any prepayment, the Company shall provide at least fifteen (15) days prior written notice.

(d) Waiver. The Company hereby waives demand, notice, presentment, protest and notice of dishonor.

2. Corporate Transaction. Other than with respect to (x) a Qualified IPO or (y) a consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in each case, undertaken in connection with the Gloo Holdings IPO, in the event that (i) the Company enters into an agreement pertaining to or consummates (in each case, including by way of a division or plan of division under Delaware law or any comparable event under a different jurisdiction’s laws) (a) a sale, lease or other disposition of all or substantially all of its assets or (b) a consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the equity holders of the Company immediately prior to such consolidation, merger or reorganization own less than 50% of the voting power of the surviving entity immediately after such consolidation, merger or reorganization or, if the surviving or resulting entity is a wholly owned subsidiary of another entity immediately following such merger or consolidation, the parent entity of such surviving or resulting entity (each such event being referred to herein as a “Corporate Transaction”), and (ii) the Note has not been paid in full, then, before any distribution or payment is made to the holders of equity securities of the Company, the Required Purchasers may require that the Company pay to Holder an amount equal to the principal balance of the Note then outstanding, plus unpaid accrued interest thereon through the date of such Corporate Transaction.

3. Security Interest. The full amount of this Note is secured by the “Collateral” identified and described as security therefor in that certain Amended and Restated Security Agreement executed by and delivered by the Company on or about the date hereof (the “Security Agreement”), which Collateral includes but is not limited to a first priority secured interest in all of the Company’s Intellectual Property (as such term is defined in the Security Agreement). The Company shall not, directly or indirectly, create, permit or suffer to exist, and shall defend the Collateral against and take such other action as is necessary to remove, any Encumbrance on or in the Collateral, or in any portion thereof, except as permitted pursuant to the Security Agreement.

4. Usury. In no event shall the interest rate or rates payable under this Note, plus any other amounts paid in connection herewith and therewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. The Company and the Holder, in executing and delivering this Note, intend legally to agree upon the rate or rates of interest and manner of payment stated within this Note; provided, however, that, anything contained herein to the contrary notwithstanding, if said rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, ipso facto, as of the date of this Note, the Company is and shall be liable only for the payment of such maximum as allowed by law, and payment received from the Company in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of any remaining obligations to the extent of such excess.

5. Miscellaneous.

(a) Successors and Assigns. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Notwithstanding the foregoing, neither the Company or the Holder may, assign, exchange or transfer, by operation of law or otherwise, their respective rights or obligations under this Note (whether voluntarily or involuntarily), provided, however, that (x) the Holder’s rights or obligations under this Note may be sold, assigned, exchanged or transferred (i) by will or intestacy from the Holder to the Holder’s immediate family members, to a trust for the benefit of the Holder or the Holder’s immediate family members or to a limited partnership, the partners of which are the Holder’s immediate family members, (ii) from the Holder, if an entity, to the Holder’s equity owners; (iii) to an affiliate (including affiliate funds), a shareholder, partner (or retired partner) or member (or retired member) of such Holder, or transfers by gift, will or intestate succession to any spouse or lineal descendants or ancestors; (iv) to Pearl Street Trust or any of its affiliates (including, without limitation, Scott Beck); and (v) with the express written consent of the Company and (y) the Company’s rights or obligations under this Note may be sold, assigned, exchanged or transferred to Gloo Holdings, Inc. without the consent of any Holder; provided, that in each case the transferee agrees in writing to be subject to the terms of this Note to the same extent as if such transferee were the Holder or the Company hereunder, as applicable. Any sale, assignment, exchange or transfer of this Note by the Company or the Holder in contravention of this Section 5(a) shall be void and ineffectual ab initio.

(b) Governing Law. This Note shall be governed by and construed under the laws of the State of Colorado as applied to agreements among Colorado residents, made and to be performed entirely within the State of Colorado.

(c) Titles and Subtitles. The titles and subtitles used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note.

(d) Amendment and Waiver. This Note may be amended as set forth in Section 7.7 of the Purchase Agreement.

(e) Cumulative Remedies. The Holder’s rights and remedies hereunder shall be cumulative. The Holder shall have all other rights and remedies not inconsistent herewith as provided under the UCC (as defined in the Security Agreement, as defined in the Purchase Agreement), by law or in equity. No exercise by the Holder of one right or remedy shall be deemed an election, and no waiver by the Holder of any Event of Default shall be deemed a continuing waiver.

[Remainder of Page Intentionally Left Blank; Signature Page to Follow]

In Witness Whereof, the Company has caused this Secured Promissory Note to be duly executed and delivered as of the date first set forth above.

Gloo Holdings, LLC

By:

Name: Stuart Fullinwider

Title: Authorized Signatory

Agreed and Accepted By:

[•]

By:

Name:

Title:

Address: